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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 FORM 8-K 12G-3

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 APRIL 27, 2000
                                 Date of Report
                        (Date of earliest event reported)



                         VERTICAL COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                               6336 WILSHIRE BLVD.
                              LOS ANGELES, CA 90048
                    (Address of principal executive offices)

                                 (323) 658-4211
                          Registrant's telephone number

                        SCIENTIFIC FUEL TECHNOLOGY, INC.
                          1850 EAST FLAMINGO ROAD, #111
                               LAS VEGAS, NV 89119
                         Former name and former address


DELAWARE                           0-28585                  65-0393635
(State or other jurisdiction )     (Commission File         (IRS Employer
of incorporation)                  File Number)             Identification No.)







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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On April 6, 2000, Vertical Computer Systems, Inc., a Delaware corporation ("VCSY"), acquired 100% of the issued and outstanding stock of Scientific Fuel Technology, Inc., a Nevada corporation ("Registrant") pursuant to an Agreement and Plan of Reorganization which has previously been reported on Form 8-K and filed on April 21, 2000

         As a result of VCSY's 100% ownership of the Registrant, the Board of Directors of VCSY, on April 26, 2000, by unanimous written consent, elected to merge the Registrant into VCSY pursuant to Section 253 of Delaware's General Corporate Law ("Merger") and Section 78.457 of the Nevada Revised Statutes. Pursuant to the Merger, VCSY will be the surviving company.

         Upon the effectiveness of the Merger, VCSY has an aggregate of 737,642,520 shares of common stock issued and outstanding, $.00001 par value.


         The officers of VCSY will continue as officers of the successor issuer. See "Management" below. The officers, directors, and bylaws of VCSY will continue without change as the officers, directors, and bylaws of the successor issuer.

         A copy of the Certificate of Ownership and Merger is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of VCSY's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock as of April 27, 2000:


                              Amount of Common                % of Common Stock
Name                          Stock Beneficially Owned        Beneficially Owned

Richard Wade                  138,325,500  (1)                         18.75%
President, Director
6336 Wilshire Blvd.
Los Angeles, CA   90048

Luiz Claudio Valdetaro         41,352,940  (2)                          5.61%
Galavao e Mello
6336 Wilshire Blvd.
Los Angeles, CA   90048

Patrice Lambert               143,625,500  (3)                         19.47%
6336 Wilshire Blvd.
Los Angeles, CA   90048

Marc Elalouf                  143,725,480                              19.48%
6336 Wilshire Blvd.
Los Angeles, CA   90048

Julie Holmes                    5,000,000                                 <1%
6336 Wilshire Blvd.
Los Angeles, CA   90048


All directors and
executive officers as         184,678,440                              25.04%
a group (3 persons)

The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.



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         (1)      Includes 101,372,560 shares owned by Mountain Resevoir Corp., a corporation controlled by the W5 Family Trust, of which Richard W. Wade is a trustee; and includes 1,000,000 shares owned by Jennifer Wade, a minor child of Mr. Wade.

         (2) Includes 1,000,000 shares owned by Gabriella Cuny-Valdetaro, 1,000,000 shares owned by Eliza Cuny-Valdetaro, and 1,000,000 shares owned by Louis Francois Cuny-Valdetaro, each of whom are minor children of Mr. Valdetaro.

         (3) Includes 101,372,560 shares owned by Queue Communications Ltd., a corporation controlled by Patrice Lambert.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (a) As a result of VCSY merging with Registrant, its wholly-owned subsidiary pursuant to Section 253 of the Delaware General Corporate Law, and
Section 78.45 of the Nevada Revised Statutes. Registrant's outstanding shares shall be cancelled, and VCSY shall assume Registrant's reporting obligations under successor issuer status as more fully detailed in Section 12g-3(a).

         (b) VCSY intends to continue developing multi-linqual portals and provide internet solutions to foreign countries, developing nations and regions of the world.


BUSINESS


Vertical Computer Systems, Inc. (VCSY) is a multi-lingual portal and Internet solutions provider for foreign countries, developing nations and regions of the world where access and content is limited. VCSY focuses particularly on development in the various regions' native tongues. VCSY is committed to building communities fostering the development of the Internet in the Americas, Europe, Asia and the Pacific Rim.

VCSY's current strategy is to offer an expansive network of in-country portals, accommodating both business-to-business (B2B) and business-to-consumer (B2C) applications. These portals allow users, through VCSY's global alliances and its proprietary state-of-the-art technology, unique access to a wide range of resources, which are specifically designed around the needs and desires of targeted communities around the world.

Two of the multi-lingual portals are already online: The China Bridge (http://www.thechinabridge.com) and the Brazil Bridge
(http://www.thebrazilbridge). Future plans under review and development include an Italian portal, French portal, Israeli/Hebrew portal, as well as Indian and Australian portal.

For the development of these portals, VCSY intends to work with strong, strategic investment partners who will offer investment capital to expand into new arenas, fuel VCSY Internet businesses, and help the development of the Internet portals within.

VCSY also develops on its own and may partner, once entered in the country, with other regionally established suppliers of Internet infrastructure and content, top management and authorities, as well as companies with expertise and familiarity with the financial, business and marketing communities. In accordance with the VCSY business plan for the development of multi-lingual portals, the company continues to align itself with partners whose infrastructures and goals are complementary to its own. Additionally, the companies that VCSY is selecting to align itself with are poised to make an immediate impact in the country in which the portal operates. The specific purposes of these


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partners are to develop a major network of portals in different countries, and to market Vertical's proprietary and licensed technologies throughout the world while developing its own applications.

With all these multi-lingual portals integrated in one worldwide portal and the development of unique technological assets, VCSY is working to establish itself as a leader in worldwide e-business, competing with the major portals providers.

                                  ZAPQUOTE S.A.

VCSY entered into a joint venture with ZapQuote S.A., Brazil's second largest provider of real time financial information for Brazil's financial markets. ZapQuote S.A., established in 1985, has used its proprietary wireless technology to become the fastest growing company for financial news and information based in Brazil. ZapQuote S.A. also has a major position in providing back office software to many of Brazil's major financial institutions.

The joint venture ownership is held 50% by VCSY and 50% by ZapQuote, S.A. The terms of the joint venture call for VCSY to provide the latest in U.S. technology and products while Zap will add its expertise and familiarity with the Brazilian financial and business communities along with the initial financing for the project. The specific purpose of this joint venture is to develop a major Internet portal in Brazil and to market VCSY's proprietary and licensed technologies throughout the country.


                                 EMILY SOLUTIONS

VCSY acquired Emily Solutions web technology on December 16, 1999. Emily's main product, "the Emily Framework", consists of executable programs, files, configuration data and documentation needed to create websites that intercommunicate via XML and HTTP. The Emily Framework is intended to be an engineering package comparable to other web development tools such as Allaire Cold Fusion or Microsoft Frontpage.

The primary component of the Emily Framework is (Markup Language Executive), a programming language that already runs on Windows NT, Linux and several UNIX platforms. MLE is intended to be both a complement and possibly an alternative to Java on the server side. MLE implements XML explicitly designed for server-to-server communication, XML being the industry-endorsed format for business- to-business communication.

VCSY started as of April 1, 2000, a 90-day program entitled "The Emily Development Project", which contains three primary goals:

         - to develop the Emily Framework into a mature software that embodies requirements useful to VCSY in its internal development of its international portals and websites;

         - to develop the Emily Framework into a deliverable software product that can be sold by VCSY to other website developers and programmers thereby capturing market share for XML and dynamic website creation; and

         - to develop a website which can explain and demonstrate the Emily Framework to third parties.


                              EXTERNET WORLD, INC.

VCSY owns 100% of Externet World, Inc., and as a result, owns a 25.2% interest in the French shopping portal provider Externet World Sarl, a French corporation.


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Externet World, Inc. is a global e-corporation solutions company comprised of three segments:

         - Internet services (including web hosting, custom website development and design)

         -        turn-key software design

         - development of proprietary software for the online casino industry



MANAGEMENT

NAME                             AGE       TITLE                       SINCE

Richard S. Wade                  56        President, Director         1999
Julie M. Holmes                  39        Chief Financial Officer     2000
Luiz Claudio Valdetaro           41        Chief Technology Officer    2000
Galvao e Mello
Patrice Lambert                  38        Chief Executive Officer,    1999
                                           Externet World, Inc.

         RICHARD S. WADE is President of VCSY. Before coming to Externet World, Inc. in mid-1999, and then transitioning to what is now VCSY in late 1999, Mr. Wade held a number of executive positions with companies in the Pacific Rim from 1983 through early 1999, including the position of Chief Operating Officer of Struthers Industries, Inc., a public company. In March, 1998, Struthers Industries, Inc. filed a petition for bankruptcy under the Bankruptcy Act. Prior to these executive positions, Mr. Wade spent over ten years with Duty Free Shoppers, Inc., culminating in his attaining the position of President, U.S. Division from 1978 to 1981. Over the course of his career, he has accumulated experience in retail operations, distribution, and financial matters. Mr. Wade is a CPA, earning his Bachelor of Science in Accounting at Brigham Young University as well as a Master of Science in Business Policy from Columbia University Business School.


         JULIE M. HOLMES is Chief Financial Officer of VCSY. Prior to joining the Company full-time in February, 2000, Ms. Holmes accumulated over 20 years of experience in accounting and consulting. Immediately prior to VCSY, Ms. Holmes was a Senior Manager in the International Tax Division of Arthur Andersen LLP, Los Angeles. During her 14-year career with AA LLP, she has been assigned to the Firm's Honolulu, Hong Kong and Mexico City offices working in the international tax arena. During the 4-year period of working outside AA LLP, Ms. Holmes held a senior consulting position with Strategic Compensation Associates, Los Angeles office and an internal consulting position with Intel in Chandler, AZ. These positions broadened Ms. Holmes' business skills in operational, strategic and compensation matters. Ms. Holmes earned a Bachelor of Science degree in accounting from California State University, Long Beach and an MBA from the University of Southern California. She is a California CPA, holding membership in the Cal Society of CPAs and the American Institute of CPAs.

         LUIZ CLAUDIO VALDETARO GALAVAO E MELLO is Chief Technical Officer (CTO) of VCSY. He is well-known in international computer circles, obtaining Lifetime membership in the Who's Who Executive Club. Immediately prior to coming to Externet World, Inc. in 1999 as its CTO and then transitioning to the same position to what is now VCSY in late 1999, Mr. Valdetaro held the CTO position with Diversified Data Resources, Inc. (DDR) the company to which he sold the rights for his expert-based system which marketed as ACE. This product, originally TPFXPERT, is being used by Fortune 500 companies (e.g., AMEX, VISA and Bank of America, to name a few) and remains a key product of DDR. Mr. Valdetaro has an extensive programming background in the banking and airline industries. Mr. Valdetaro is a graduate of Catholic University, Rio de Janeiro, Brazil earning


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a Bachelor of Science of degree in Electronic Engineering and a Masters of
Science degree in Systems Engineering.

         PATRICE LAMBERT is the Chief Executive Officer of Externet World, Inc., a wholly-owned subsidiary of VCSY. Prior to Externet, Mr. Lambert was the CEO of Microplanet, a web management company based in Los Angeles from 1995 to 1997. Prior to that, Mr. Lambert founded and operated an international exporting company which focused on the French consumer market for distribution of American products. Mr. Lambert has also held executive positions with two companies in France, his country of origin. Mr. Lambert earned a Bachelor of Science degree in Economics from the University of Nice, France from which he also earned an undergraduate degree in Electronic Sciences.

Members of the Board of Directors are elected on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the directors and executive officers.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.



ITEM 5.  OTHER EVENTS

         Successor Issuer.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, VCSY is the successor issuer to Scientific Fuel Technology, Inc.. for reporting purposes under the Securities Exchange Act of 1934.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Audited financial statements of VCSY are filed herewith along with Proforma financial statements after the merger.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The audited financial statements of the acquiring business, Vertical Computer Systems, Inc. and Subsidiaries, together with the audit report of BDO Seidman, LLP is attached hereto as Exhibit 99.1.


         (B)      PRO FORMA FINANCIAL INFORMATION

                  On April 6, 2000, Vertical Computer Systems, Inc., a Delaware corporation ("VCSY"), acquired 100% of the issued and outstanding stock of Scientific Fuel Technology, Inc., a Nevada corporation ("Registrant"), in exchange for 2,000,000 VCSY common shares. As a result of VCSY's 100% ownership of the Registrant,


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                  the Board of Directors of VCSY, on April 27, 2000, elected to merge the Registrant into VCSY pursuant to Section 253 of Delaware's General Corporate Laws. As a result of the merger, VCSY will be the surviving company.

                  The pro forma exhibits include a combining consolidated balance sheet as of March 31, 2000 that reflects the effect of the stock issued in the acquisition. The acquisition has been accounted for as an issuance of VCSY common stock in exchange for the net monetary assets of Registrant, accompanied by a recapitalization. In addition, two combining pro forma consolidated statements of operations are included which present income (loss) from operations for the year ended December 31, 1999, and the three months ended March 31, 2000.


         (C)      EXHIBITS


                  1.1 Certificate of Ownership and Merger Merging Scientific Fuel Technology, Inc. into Vertical Computer Systems, Inc.

                  1.2 Original Unamended Certificate of Incorporation of Vertical Computer Systems, Inc.(f/k/a Xenogen Technology, Inc.)

                  99.1 Audited financial statements of Vertical Computer Systems, Inc. as of December 31, 1999 and 1998 and for the periods then ended

                  99.2 Unaudited financial statements of Vertical Computer Systems, Inc. as of March 31, 2000 and for the three months then ended

                  99.3.a Pro forma combined consolidated balance sheet as of December 31, 1999

                  99.3.b Pro forma consolidated statement of operations for the three months ended March 31, 2000

                  99.3.c Pro forma consolidated statement of operations for the year ended December 31, 1999


ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                VERTICAL COMPUTER SYSTEMS,INC.



                                                BY/S/ RICHARD S. WADE, PRESIDENT



DATE:   APRIL 28, 2000